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                                                                   EXHIBIT 10.16

                         ENDEAVOR PHARMACEUTICALS, INC.

                        2000 WARRANT PLAN FOR CONSULTANTS


1.       PURPOSE

         The purpose of the Endeavor Pharmaceuticals, Inc. 2000 Warrant Plan (the "Plan") is to promote the growth and profitability of Endeavor Pharmaceuticals, Inc. (the "Company") and its subsidiaries ("Subsidiaries") from time to time by increasing the incentive for participants to contribute to the success of the Company and to reward them for their contribution to that success. It is intended that warrants under this Plan be awarded to certain consultants of the Company who work on projects for and on behalf of the Company and directly consult with officers and other employees of the Company with respect to important Company business ("Consultants"). Accordingly, this Plan is intended to qualify for the exemption available under Rule 701 under the Securities Act of 1933, as amended (the "Securities Act"), as a plan for consultants.

2.       STOCK SUBJECT TO PLAN

         The warrants granted under this Plan shall be warrants ("Warrant" or "Warrants") to purchase shares of the Company's common stock, $.01 par value ("Common Stock"), subject to restrictions on transfer or such other restrictions as the administrators of the Plan may determine and as set forth in the Securityholders Agreement between the Company and the securityholders named therein. The stock to be offered under the Plan shall be authorized but unissued shares of the Company's Common Stock. An aggregate of 75,000 shares of Common Stock is reserved for issuance upon exercise of Warrants. The number of shares reserved under the Plan may be adjusted to reflect any change in the capitalization of the Company as contemplated by SECTION 10 hereof and occurring after the adoption of the Plan.

3.       ADMINISTRATION

         The Plan may be administered by one or more committees (each a "Committee") of the Company's Board of Directors (the "Board"). Each Committee shall consist of two or more members of the Board who have been appointed by the Board. Each Committee shall have such authority and be responsible for such functions as the Board has assigned to it. If no Committee has been appointed, the entire Board shall administer the Plan.

         Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations, and other actions of the Board shall be final and binding.

         The Board or the Committee shall have complete authority to: (i) interpret all terms and provisions of the Plan consistent with law; (ii) select the Consultants to whom Warrants shall be granted from the group of Consultants eligible to participate in the Plan; (iii) within the limits established herein, determine the number of shares to be subject to and the exercise price of each Warrant; (iv) prescribe the form of instrument(s) evidencing Warrants granted under the Plan; (v)
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determine the time or times at which Warrants shall be granted to Consultants;
(vi) provide, if appropriate, for the exercisability of Warrants in installments or subject to specified conditions; (vii) determine the method of exercise of Warrants; (viii) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (ix) make all other determinations necessary or advisable for the administration of the Plan.

         Any action which the Board or the Committee is authorized to take may be taken without a meeting if all the members of the Board or the Committee sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Company or by resolution of the Board or the Committee.

         The Board or the Committee may designate selected Board or Committee members or certain employees of the Company to assist the Board or the Committee in the administration of the Plan and may grant authority to such persons to execute documents, including Warrants, on behalf of the Board or the Committee.

         No member of the Board or the Committee or employee of the Company assisting the Board or the Committee pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.

         The Board or the Committee shall maintain records showing the cumulative total of all shares subject to Warrants outstanding under the Plan.

4.       WARRANT AWARDS

         (a)      Eligibility for Warrants

         The grant of Warrants under this SECTION 4 shall be limited to those Consultants of the Company or any of its Subsidiaries who are selected by the Board or the Committee ("Qualified Participants"). In making any determination as to the Qualified Participants to whom Warrants shall be granted under this
SECTION 4 and as to the number of shares to be subject thereto, the Board or the Committee shall take into account, in each case, the value of the consulting services provided to the Company by the Qualified Participant based upon the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, and such additional factors as the Board or the Committee shall deem relevant to the accomplishment of the purposes of the Plan.

         (b)      Allotment of Shares

         The Board or the Committee, in its sole discretion and subject to the provisions of the Plan, may grant Warrants to Qualified Participants eligible under this SECTION 4, on or after the date of adoption of the Plan (hereinafter "Warrant Recipient"). Warrants granted under this SECTION 4 may be allotted to a Qualified Participant in such amounts, subject to the limitations specified in the Plan, as the Board or the Committee, in its sole discretion, may from time to time determine.


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         (c)      Time of Granting Warrants

         The date of grant of a Warrant under this SECTION 4 shall be, for all purposes, the date on which the Board or the Committee makes the determination of granting such Warrant (each such date, a "Grant Date"). Notice of the determination shall be given to each Warrant Recipient to whom a Warrant is so granted under this SECTION 4 within a reasonable time after the Grant Date.

         (d)      Warrant Instrument

         Each grant of a Warrant under this SECTION 4 shall be evidenced by a Warrant Instrument between the Warrant Recipient and the Company (a "Warrant Instrument"). Each Warrant Instrument shall contain such terms and conditions as the Board or the Committee, in its sole discretion, deems appropriate, which shall be consistent with the terms and conditions of the Plan.

         (e)      Exercise Price for Warrants

         The price per share at which each Warrant granted under this SECTION 4 may be exercised shall be such price as shall be determined by the Board or the Committee at the time of grant and set forth in the Warrant Instrument.

         (f)      Term of Warrants

         The term of each Warrant granted under this SECTION 4 shall be established by the Board or the Committee, but shall not exceed 5 years from the Grant Date for such Warrant.

         (g)      Cancellation and Replacement of Warrants

         The Board or the Committee may at any time or from time to time permit the voluntary surrender by the holder of any outstanding Warrant granted under this SECTION 4 where such surrender is conditioned upon the granting under this
SECTION 4 to such holder of new Warrant(s) for such number of shares as the Board or the Committee shall determine, or may require such a voluntary surrender as a condition precedent to the grant under this SECTION 4 of new Warrant(s) to such holder.

         The Board or the Committee shall determine the terms and conditions of any such new Warrant(s), including their exercise price and the periods during which they may be exercised, subject to and in accordance with the provisions of the Plan, all or any of which may differ from the terms and conditions of the Warrant(s) surrendered. Any such new Warrant(s) shall be subject to all the relevant provisions of the Plan.

         The shares subject to any Warrant so surrendered or terminated shall no longer be charged against the limitation or limitations provided in SECTION 2 of the Plan and may thereafter become the subject of new Warrant grants under the Plan.


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         The granting of new Warrant(s) in connection with the surrender of outstanding Warrant(s) under the Plan shall be considered for the purposes of the Plan as the grant of new Warrant(s) and not an alteration, amendment or modification of the Plan or of the Warrant(s) being surrendered.

         (h)      Vesting

         The vesting schedule for each Warrant granted under this SECTION 4 shall be determined by the Board or the Committee at the time of grant and set forth in the Warrant Instrument.

         Notwithstanding the foregoing, any Warrant granted pursuant to this Plan shall, to the extent not vested, be deemed fully vested immediately prior to a Change of Control. For the purposes of the Plan, a "Change of Control" shall mean and include the following:

                  (i) The consummation of a tender offer or exchange offer for the ownership of securities of the Company representing 51% or more of the combined voting powers of the Company's then outstanding voting securities;

                  (ii) The adoption by the Company's stockholders of a plan of merger or consolidation providing for the merger or consolidation of the Company with another corporation (other than an affiliate of the Company within the meaning of the Securities Exchange Act of 1934) and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation would then be owned in the aggregate by the former stockholders of the Company; or

                  (iii) The transfer by the Company of substantially all of its assets to another corporation or entity which is not a wholly owned subsidiary of the Company.

5.       TRANSFERABILITY

         A Warrant granted to a Warrant Recipient under the Plan shall be transferable by him or her to the extent set forth in the Warrant Instrument or as otherwise determined by the Board or the Committee.

6.       EXERCISABILITY OF WARRANTS

         Subject to the provisions of the Plan, Warrants granted under SECTION 4 hereof shall be exercisable at such time or times after the Grant Date to the extent such Warrants are vested.

         Except as otherwise determined by the Board or the Committee and as set forth in the Warrant Instrument, any Warrant shall terminate in full (whether or not previously exercisable) prior to the expiration of its term on the date thirty (30) days after the date the Warrant Recipient ceases to be a Consultant of the Company or a Company Subsidiary.

         In no event may a Warrant be exercised after the expiration of its fixed term.


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7.       METHOD OF EXERCISE

         Each Warrant granted under the Plan shall be deemed exercised when (a) the holder shall indicate the decision to do so in writing delivered to the Company, (b) payment in full of the exercise price for the shares for which the Warrant is exercised has been received by the Company, and (c) the holder shall comply with such other reasonable requirements as the Board or the Committee may establish.

         No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to a Warrant until a certificate for such shares has been issued by the Company.

         A Warrant granted under the Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of a Warrant shall not affect the right to exercise the Warrant from time to time in accordance with the Plan for the remaining shares subject to the Warrant.

8.       CONSIDERATION

         The consideration to be paid for the shares to be issued upon exercise of a Warrant, including the method of payment, shall be determined by the Board or the Committee and set forth in the Warrant Instrument and shall be made by cash or check; provided that to enable a Warrant Recipient to exercise Warrants granted under the Plan, the Board or Committee may determine, in the exercise of its discretion, to (i) cause the Company to lend money or other property to such holder upon such terms and conditions and in such amounts as the Board or the Committee may determine, (ii) grant such holder permission to pay the exercise price in installments, or to accept such holder's note as whole or partial payment, (iii) permit such holder to repay loans made by the Company to such holder for the exercise of Warrants with issued and outstanding shares of Common Stock, or (iv) provide such financial assistance to such holder as the Board or the Committee determines to be desirable.

         The exercise of any Warrant granted under the Plan may be made subject to the condition that, if at any time the Board or the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the Warrant shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company, which may include the withholding by the Company of shares of Common Stock to be issued upon exercise of a Warrant having a fair market value equal to the required withholding amount.


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9.       TERMINATION OF WARRANTS

         A Warrant granted under the Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of the Plan and such Warrant, it can no longer be exercised for any shares originally subject to the Warrant.

10.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in the outstanding Common Stock or shares of Common Stock issuable upon conversion of any preferred stock of the Company by reason of a stock dividend, stock split, stock consolidation, recapitalization, reorganization, merger, split up or the like, the shares available for purposes of the Plan or under Warrant in outstanding Warrant Instruments pursuant to the Plan (and the Warrant price under such Warrant Instruments) shall be appropriately adjusted so as to preserve, but not increase, the benefits of the Plan to the Company and the benefits to the holders of such Warrants.

         Adjustments under this Section shall be made by the Board or the Committee.

11.      COMPLIANCE WITH SECURITIES LAWS AND OTHER REQUIREMENTS

         No certificate(s) for shares shall be issued upon exercise of a Warrant until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act, the securities laws of the State of North Carolina, any other applicable state securities law(s) and the requirements of any exchange (including the NASDAQ National Market) on which the Common Stock may, at the time, be listed.

         In the case of the exercise of a Warrant by a person or estate acquiring the right to exercise the Warrant by bequest or inheritance, the Board or the Committee may require reasonable evidence as to the ownership of the Warrant and may require such consents and releases of taxing authorities as it may deem advisable.

12.      NO RIGHT TO CONSULT

         Neither the adoption of the Plan, nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any participant under the Plan any right to continue his/her consulting relationship with the Company, or shall in any way affect the right and power of the Company to terminate the consulting relationship with the Company of any participant under the Plan at any time with or without assigning a reason therefor, to the same extent as the Company might have done if the Plan had not been adopted.

13.      EFFECTIVE DATE OF THE PLAN

         The Plan was adopted by the Board on October , 2000 and shall be effective for five (5) years from the earlier of the adoption of the Plan by the Board or approval of the Plan by the


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Company's stockholders, after which time no Warrant shall be granted, but such termination shall not affect any Warrant previously granted under the Plan.

14.      WARRANT SHARE LEGENDS

         Each stock certificate issued upon exercise of a Warrant granted under the Plan shall bear such legends as set forth in the Warrant Instrument, including, without limitation, a legend containing the following words:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

         The requirement that the above legend be placed upon certificates evidencing any such securities shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in an underwritten public offering, (ii) when such shares are transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Company an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company, or a "no-action" letter from the Staff of the Securities and Exchange Commission, in either case to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. Upon the occurrence of such event, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such securities as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such securities not bearing such legend.


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